U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 10, 2009

CITY CAPITAL CORPORATION

 (Exact Name of Company as Specified in Its Charter)

Nevada	33-5902	22-2774460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Mallory Lane, Suite 130-301, Franklin, Tennessee	37067
(Address of Principal Executive Offices	(Zip Code)

Company’s telephone number, including area code:   (877) 367-1463

________________________________________

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities

On September 10, 2009, City Capital Corporation (the “Company”) issued an aggregate of 12,000,000 shares of unregistered common stock to the Company’s three directors as set forth in the table below:

Name	Date	Number of shares	Consideration
Ephren W. Taylor II	September 10, 2009	4,000,000	Officer Compensation valued at $360,000.
Waldo E. Brantley III	September 10, 2009	4,000,000	Officer Compensation valued at $360,000.
Don R. McCarthy	September 10, 2009	4,000,000	Director Compensation valued at $360,000.

These shares were issued without registration in reliance on Section 4(2) of the Securities Act of 1933 for transactions not involving any public offering .

As of September 10, 2009, the Company had issued and outstanding a total of 103,326,044 shares of its common stock, $0.001 par value per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

City Capital Corporation

Dated: September 17, 2009

By: /s/  Ephren W. Taylor II

Ephren W. Taylor II,

Chief Executive Officer

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